UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2005

THE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	51018	23-3016517

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Silverside Road, Wilmington, DE 19809

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 385-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 25, 2005, The Bancorp, Inc. issued a press release regarding its earnings for the three months ended March 31, 2005.  A copy of the press release is furnished with this report as exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANCORP, INC.

	By:	/s/ Martin F. Egan

	Name:	Martin F. Egan
Date: April 25, 2005	Title:	Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

99	Press Release